                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                               January 23, 1995
- --------------------------------------------------------------------------------
                       (Date of earliest event reported)



                              BankAmerica Corporation
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                       1-7377                 94-1681731
- --------------------------------------------------------------------------------
(State or other jurisdiction         (Commission            (I.R.S. Employer
     of incorporation)               File Number)        Identification Number)


Bank of America Center
555 California Street
San Francisco, California                                        94104
- --------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)



                                 415-622-3530
- --------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)

     Item 5.  Other Events.
              ------------

     Attached hereto is an exhibit which may be used from time to time by the Corporation in connection with offerings under its registration statement on Form S-3 (File No. 33-54385).


     Item 7.  Financial Statements, Pro Forma
              -------------------------------
              Financial Information and Exhibits
              ----------------------------------

     (a)  Financial Statements of Businesses Acquired
          Not applicable.

     (b)  Pro Forma Financial Information
          Not applicable.

     (c)  Exhibits

      Exhibit Number                       Description
      --------------             ----------------------------------------
          8(a)                   Raymond W. McKee tax opinion letter

          23.4(a) Consent of Raymond W. McKee is contained in his opinion filed as Exhibit 8(a) to this Form 8-K

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             BANKAMERICA CORPORATION
                                            --------------------------
                                                  (Registrant)



Date:  January 23, 1994
                                             By  /s/ JAMES H. WILLIAMS
                                               ------------------------
                                                   James H. Williams
                                               Executive Vice President

                                 EXHIBIT INDEX

 Exhibit Number                 Description
- ---------------     -----------------------------------
 8(a)               Raymond W. McKee tax opinion letter

 23.4(a)            Consent of Raymond W. McKee is
                    contained in his opinion filed as
                    Exhibit 8(a) to this Form 8-K